UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2025

Akoya Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40344	47-5586242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, 6th Floor Marlborough, MA (Address of principal executive offices)	01752 (Zip Code)

(855) 896-8401

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.00001 per share	AKYA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 7, 2025, Akoya Biosciences, Inc. (the “Company,” “we,” “us,” or “our”) held a special meeting of its stockholders (the “Special Meeting”). Of the 49,954,210 shares of our common stock issued and outstanding at the close of business June 5, 2025, the record date for the Special Meeting, 42,421,181 shares were represented in person or by proxy, representing approximately 85% of the outstanding shares as of the record date, constituting a quorum for all matters to be presented at the Special Meeting.

Two proposals were submitted to our stockholders for a vote at the Special Meeting. The proposals are described in detail in the definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on June 16, 2025. Below is a brief description of, and the final results of the votes for, each proposal:

Proposal 1: Our stockholders approved the proposal to adopt the Amended and Restated Agreement and Plan of Merger, dated as of April 28, 2025, by and among Quanterix Corporation, Wellfleet Merger Sub, Inc. and Akoya Biosciences, Inc. (the “Akoya Merger Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,261,529	97,486	62,166	-

Proposal 2: Our stockholders approved the proposal to adjourn the Special Meeting from time to time, if necessary or appropriate, including to solicit additional proxies in favor of the Akoya Merger Proposal if there are insufficient votes at the time of such adjournment to approve the Akoya Merger Proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,986,179	340,995	94,007	-

However, because the Akoya Merger Proposal was approved, the adjournment of the Special Meeting was not necessary to continue to solicit additional proxies and, accordingly, the Special Meeting was not adjourned.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2025	Akoya Biosciences, Inc.

	By:	/s/ Brian McKelligon
Brian McKelligon
Chief Executive Officer

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